Fourth Quarter 2017 Financial Summary February 14, 2018

This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial real estate business; our ability to grow our residential mortgage credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any contemplated investment opportunities; changes in government regulations and policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate non-GAAP metrics, which include core earnings, and the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures. 1 Safe Harbor Notice

Q4 2017 Financial Snapshot

Unaudited, dollars in thousands except per share amounts

		For the quarters ended	
		12/31/2017	9/30/2017
Income Statement	GAAP net income per average common share [(1)]	$0.62	$0.31
	Core earnings (excluding PAA) per average common share *[(1)(2)]	$0.31	$0.30
	Core earnings per average common share *[(1)(2)]	$0.30	$0.26
	PAA cost (benefit) per average common share	0.01	0.04
	Annualized GAAP return (loss) on average equity	20.58%	10.98%
	Annualized core return on average equity (excluding PAA)*	10.67%	10.57%
Balance Sheet	Book value per common share	$11.34	$11.42
	Leverage at period-end [(3)]	5.7x	5.4x
	Economic leverage at period-end [(4)]	6.6x	6.9x
	Capital ratio at period-end [(5)]	12.9%	12.3%
Portfolio	Agency mortgage-backed securities	$90,551,763	$85,889,131
	Mortgage servicing rights	580,860	570,218
	Residential credit portfolio [(6)]	3,187,380	2,706,092
	Commercial real estate investments [(7)]	4,604,388	5,321,786
	Corporate debt	1,011,275	856,110
	Total residential and commercial investments	$99,935,666	$95,343,337
Key Statistics	Net interest margin [(8)]	1.47%	1.33%
	Net interest margin (excluding PAA) *[(8)]	1.51%	1.47%
	Average yield on interest earning assets [(9)]	2.97%	2.79%
	Average yield on interest earning assets (excluding PAA) *[(9)]	3.02%	2.97%
	Net interest spread	1.14%	0.97%
	Net interest spread (excluding PAA) *	1.19%	1.15%
Efficiency	Operating expenses to core earnings (excluding PAA) *	15.31%	16.13%
	Annualized operating expenses as a % of average assets	0.24%	0.25%
	Annualized operating expenses as a % of average equity	1.63%	1.70%

Note: The endnotes for this page appear in the section entitled "Endnotes for Page 2" in the Appendix.

2

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Portfolio-Related Data	Agency mortgage-backed securities	$90,551,763	$85,889,131	$73,963,998	$72,708,490	$75,589,873
	Mortgage servicing rights	580,860	570,218	605,653	632,166	652,216
	Residential credit portfolio (1)	3,187,380	2,706,092	2,619,564	2,778,452	2,468,318
	Commercial real estate investments (2)	4,604,388	5,321,786	5,375,251	5,550,464	5,881,236
	Corporate debt	1,011,275	856,110	773,957	841,265	773,274
	Total residential and commercial investments	$99,935,666	$95,343,337	$83,338,423	$82,510,837	$85,364,917
	Total assets	$101,760,050	$97,574,181	$84,976,578	$84,658,957	$87,905,046
	Average TBA position	$17,509,691	$19,291,834	$14,206,869	$10,655,785	$14,613,149
Summary Portfolio Statistics	Residential Investment Securities:					
	% Fixed-rate	90%	89%	86%	85%	83%
	% Adjustable-rate	10%	11%	14%	15%	17%
	Weighted average experienced CPR for the period	9.8%	10.3%	10.9%	11.5%	15.6%
	Weighted average projected long-term CPR at period end	10.4%	10.4%	10.6%	10.0%	10.1%
	Net premium and discount balance in Residential Investment Securities	$6,024,347	$5,745,022	$5,164,105	$5,149,099	$5,318,376
	Net premium and discount balance as % of stockholders' equity	40.53%	40.60%	40.98%	40.74%	42.32%

(1) Includes consolidated VIEs.
(2) Includes consolidated VIEs and loans held for sale.

3

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Financing Data	Repurchase agreements	$77,696,343	$69,430,268	$62,497,400	$62,719,087	$65,215,810
	Other secured financing	3,837,528	3,713,256	3,785,543	3,876,150	3,884,708
	Securitized debt of consolidated VIEs	2,971,771	3,357,929	3,438,675	3,477,059	3,655,802
	Participation sold	-	-	-	12,760	12,869
	Mortgages payable	309,686	311,886	311,810	311,707	311,636
	Total debt	$84,815,328	$76,813,339	$70,033,428	$70,396,763	$73,080,825
	Total liabilities	$86,888,477	$83,418,963	$72,367,153	$72,011,608	$75,329,074
	Cumulative redeemable preferred stock	$1,720,381	$1,720,381	$1,200,559	$1,200,559	$1,200,559
	Common equity(1)	13,145,092	12,428,377	11,401,955	11,439,467	11,367,621
	Total Annaly stockholders' equity	14,865,473	14,148,758	12,602,514	12,640,026	12,568,180
	Non-controlling interests	6,100	6,460	6,911	7,323	7,792
	Total equity	$14,871,573	$14,155,218	$12,609,425	$12,647,349	$12,575,972
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	58	65	88	88	96
	Weighted average rate on repurchase agreements, at period-end	1.61%	1.38%	1.38%	1.15%	1.07%
	Weighted average rate on repurchase agreements, for the quarter	1.41%	1.34%	1.25%	1.07%	1.01%
	Leverage at period-end	5.7x	5.4x	5.6x	5.6x	5.8x
	Economic leverage at period-end	6.6x	6.9x	6.4x	6.1x	6.4x
	Capital ratio at period-end	12.9%	12.3%	13.2%	13.8%	13.1%
	Book value per common share	$11.34	$11.42	$11.19	$11.23	$11.16
	Total common shares outstanding	1,159,585	1,088,084	1,019,028	1,018,971	1,018,913
	Hedge ratio(2)	70%	67%	67%	63%	56%
	Weighted average pay rate on interest rate swaps(3)	2.22%	2.27%	2.26%	2.25%	2.22%
	Weighted average receive rate on interest rate swaps(3)	1.58%	1.35%	1.28%	1.15%	1.02%
	Weighted average net rate on interest rate swaps(3)	0.64%	0.92%	0.98%	1.10%	1.20%

(1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements, other secured financing and to be announced ("TBA") notional outstanding; excludes MSRs and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities.
(3) Excludes forward starting swaps.

4

Income Statement Data

Unaudited, dollars in thousands except per share amounts

Summary Income Statement

	For the quarters ended				
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Total interest income	$745,423	$622,550	$537,426	$587,727	$807,022
Total interest expense	318,711	268,937	222,281	198,425	183,396
Net interest income	$426,712	$353,613	$315,145	$389,302	$623,626
Total economic interest expense *(1)	$392,668	$347,501	$306,533	$287,391	$276,237
Economic net interest income *(1)	$352,755	$275,049	$230,893	$300,336	$530,785
Total interest income (excluding PAA) *	$756,790	$662,449	$610,126	$605,597	$568,081
Economic net interest income (excluding PAA) *(1)	$364,122	$314,948	$303,593	$318,206	$291,844
GAAP net income (loss)	$746,771	$367,315	$14,522	$440,408	$1,848,483
GAAP net income (loss) available (related) to common shareholders (2)	$714,588	$337,192	($8,849)	$417,038	$1,825,097
GAAP net income (loss) per average common share (2)	$0.62	$0.31	($0.01)	$0.41	$1.79
Core earnings (excluding PAA) *	$386,951	$353,546	$332,601	$335,898	$326,999
Core earnings (excluding PAA) available to common shareholders *(2)	$354,617	$323,191	$309,128	$312,425	$303,526
Core earnings (excluding PAA) per average common share *(2)	$0.31	$0.30	$0.30	$0.31	$0.30
Core earnings *	$375,584	$313,647	$259,901	$318,028	$565,940
Core earnings available to common shareholders *(2)	$343,250	$283,292	$236,428	$294,555	$542,467
Core earnings per average common share *(2)	$0.30	$0.26	$0.23	$0.29	$0.53
PAA cost (benefit)	$11,367	$39,899	$72,700	$17,870	($238,941)
PAA cost (benefit) per average common share	$0.01	$0.04	$0.07	$0.02	($0.23)

* Represents a non-GAAP financial measure.

(1) Includes interest expense on interest rate swaps used to hedge cost of funds. Excludes interest expense on interest rate swaps used to hedge TBA dollar roll transactions.

(2) Net of dividends on preferred stock. The quarter ended December 31, 2017 excludes, and the quarter ended September 30, 2017 includes, cumulative and undeclared dividends of $8.3 million on the Company's Series F Preferred as of September 30, 2017.

5

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

Key Earnings Metrics

	For the quarters ended				
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Dividends declared per common share	$0.30	$0.30	$0.30	$0.30	$0.30
Total common and preferred dividends declared (1)	$388,511	$348,479	$329,182	$329,164	$329,147
Annualized GAAP return (loss) on average equity	20.58%	10.98%	0.46%	13.97%	57.23%
Annualized GAAP return (loss) on average equity per unit of economic leverage	3.12%	1.59%	0.07%	2.29%	8.94%
Annualized core return on average equity (excluding PAA) *	10.67%	10.57%	10.54%	10.66%	10.13%
Annualized core return on average equity per unit of economic leverage (excluding PAA) *	1.62%	1.53%	1.65%	1.75%	1.58%
Net interest margin	1.47%	1.33%	1.23%	1.47%	2.49%
Net interest margin (excluding PAA) *	1.51%	1.47%	1.53%	1.55%	1.53%
Average yield on interest earning assets	2.97%	2.79%	2.58%	2.74%	3.81%
Average yield on interest earning assets (excluding PAA) *	3.02%	2.97%	2.93%	2.83%	2.68%
Average cost of interest bearing liabilities (2)	1.83%	1.82%	1.74%	1.59%	1.53%
Net interest spread	1.14%	0.97%	0.84%	1.15%	2.28%
Net interest spread (excluding PAA) *	1.19%	1.15%	1.19%	1.24%	1.15%

* Represents a non-GAAP financial measure.

(1) The quarter ended December 31, 2017 includes, and the quarter ended September 30, 2017 excludes, $8.3 million of dividends on the Company's Series F Preferred stock, which were cumulative and undeclared as of September 30, 2017.

(2) Includes interest expense on interest rate swaps used to hedge cost of funds.

6

Components of Economic Net Interest Income

Unaudited, dollars in thousands

Net Interest Income

	For the quarters ended				
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Interest income:					
Residential Investment Securities	$654,387	$540,436	$459,308	$515,910	$740,664
Residential mortgage loans	10,750	8,509	7,417	3,864	2,539
Commercial investment portfolio	73,596	67,790	68,153	64,345	61,431
Reverse repurchase agreements	6,690	5,815	2,548	3,608	2,388
Total interest income	$745,423	$622,550	$537,426	$587,727	$807,022
Economic interest expense:					
Repurchase agreements	$283,909	$237,669	$197,151	$173,090	$162,676
Interest expense on swaps used to hedge cost of funds (1)	73,957	78,564	84,252	88,966	92,841
Securitized debt of consolidated VIEs	17,405	16,072	11,977	14,850	12,087
Participation sold	-	-	42	153	155
Other	17,397	15,196	13,111	10,332	8,478
Total economic interest expense *	$392,668	$347,501	$306,533	$287,391	$276,237
Economic net interest income *	$352,755	$275,049	$230,893	$300,336	$530,785
PAA cost (benefit)	11,367	39,899	72,700	17,870	(238,941)
Economic net interest income (excluding PAA) *	$364,122	$314,948	$303,593	$318,206	$291,844

* Represents a non-GAAP financial measure.

(1) Included within realized losses on interest rate swaps. Excludes interest expense on interest rate swaps used to hedge TBA dollar roll transactions.

7

* Represents a non-GAAP financial measure. (1) Represents a component of Net gains (losses) on trading assets. (2) Represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company’s mortgage servicing rights (“MSR”) portfolio and is reported as a component of Net unrealized gains (losses) on investments measured at fair value. Unaudited, dollars in thousands 8 GAAP Net Income to Core Earnings Reconciliation For the quarters ended 12/31/2017 9/30/2017 6/30/2017 3/31/2017 12/31/2016 GAAP net income (loss) $746,771 $367,315 $14,522 $440,408 $1,848,483 Less: Realized (gains) losses on termination of interest rate swaps 160,075 - 58 - 55,214 Unrealized (gains) losses on interest rate swaps (484,447) (56,854) 177,567 (149,184) (1,430,668) Net (gains) losses on disposal of investments (7,895) 11,552 5,516 (5,235) (7,782) Net (gains) losses on trading assets (121,334) (154,208) 14,423 (319) 139,470 Net unrealized (gains) losses on investments measured at fair value through earnings 12,115 67,492 (16,240) (23,683) (110,742) Net (income) loss attributable to noncontrolling interest 151 232 102 103 87 Plus: TBA dollar roll income(1) 89,479 94,326 81,051 69,968 98,896 MSR amortization(2) (19,331) (16,208) (17,098) (14,030) (27,018) Core earnings * 375,584 313,647 259,901 318,028 565,940 Less: PAA cost (benefit) 11,367 39,899 72,700 17,870 (238,941) Core earnings (excluding PAA) * $386,951 $353,546 $332,601 $335,898 $326,999 Core Earnings Reconciliation

Quarter-Over-Quarter Changes in Key Metrics

Unaudited

		For the quarters ended				
		12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Book Value Rollforward	Book value per common share, beginning of period	$11.42	$11.19	$11.23	$11.16	$11.83
	Net income (loss) available (related) to common stockholders (1)	0.62	0.32	(0.01)	0.41	1.79
	Other comprehensive income (loss) attributable to common stockholders	(0.42)	0.19	0.27	(0.04)	(2.16)
	Common dividends declared	(0.30)	(0.30)	(0.30)	(0.30)	(0.30)
	Issuance of common stock / redemption of preferred stock	0.02	0.02	0.00	0.00	0.00
	Book value per common share, end of period	$11.34	$11.42	$11.19	$11.23	$11.16
Net Interest Margin	Prior quarter net interest margin	1.33%	1.23%	1.47%	2.49%	1.40%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest-earning assets (including average TBA dollar roll balances)	0.13%	(0.12%)	(0.05%)	0.11%	0.08%
	Net amortization of premiums	0.10%	0.22%	(0.18%)	(0.92%)	0.93%
	Interest expense and realized gain (loss) on interest rate swaps	(0.05%)	(0.01%)	(0.05%)	(0.10%)	0.04%
	TBA dollar roll income	(0.04%)	0.01%	0.04%	(0.11%)	0.04%
	Current quarter net interest margin	1.47%	1.33%	1.23%	1.47%	2.49%
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.47%	1.53%	1.55%	1.53%	1.42%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest-earning assets (including average TBA dollar roll balances)	0.13%	(0.12%)	(0.05%)	0.11%	0.08%
	Net amortization of premiums, excluding PAA	0.00%	0.06%	0.04%	0.12%	(0.05%)
	Interest expense and related realized gain (loss) on interest rate swaps	(0.05%)	(0.01%)	(0.05%)	(0.10%)	0.04%
	TBA dollar roll income	(0.04%)	0.01%	0.04%	(0.11%)	0.04%
	Current quarter net interest margin (excluding PAA) *	1.51%	1.47%	1.53%	1.55%	1.53%

* Represents a non-GAAP financial measure.

(1) For book value purposes, the quarter ended December 31, 2017 includes, and the quarter ended September 30, 2017 excludes, $8.3 million of dividends on the Company's Series F Preferred stock, which were cumulative and undeclared as of September 30, 2017.

9

* Represents a non-GAAP financial measure. (1) Includes interest expense on interest rate swaps used to hedge cost of funds. Unaudited 10 Quarter-Over-Quarter Changes in Key Metrics (cont’d) For the quarters ended 12/31/2017 9/30/2017 6/30/2017 3/31/2017 12/31/2016 Prior quarter net interest spread 0.97% 0.84% 1.15% 2.28% 1.13% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.02% 0.00% 0.09% (0.03%) (0.01%) Net amortization of premiums 0.16% 0.21% (0.25%) (1.04%) 1.12% Average cost of interest bearing liabilities(1) (0.01%) (0.08%) (0.15%) (0.06%) 0.04% Current quarter net interest spread 1.14% 0.97% 0.84% 1.15% 2.28% Prior quarter net interest spread (excluding PAA) * 1.15% 1.19% 1.24% 1.15% 1.15% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.02% 0.00% 0.09% (0.03%) (0.01%) Net amortization of premiums, excluding PAA 0.03% 0.04% 0.01% 0.18% (0.03%) Average cost of interest bearing liabilities(1) (0.01%) (0.08%) (0.15%) (0.06%) 0.04% Current quarter net interest spread (excluding PAA) * 1.19% 1.15% 1.19% 1.24% 1.15% Net Interest Spread Net Interest Spread (excluding PAA)*

Quarter-Over-Quarter Changes in Return on Average Equity

Unaudited

		For the quarters ended				
		12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
GAAP Return (Loss) on Average Equity	Prior quarter GAAP return (loss) on average equity	10.98%	0.46%	13.97%	57.23%	23.55%
	Quarter-over-quarter changes in contribution:					
	Coupon income	1.04%	0.24%	(0.14%)	0.68%	(0.46%)
	Net amortization of premiums and accretion of discounts	0.90%	1.35%	(1.48%)	(7.02%)	7.44%
	Interest expense and realized gain (loss) on interest rate swaps	(0.38%)	(0.58%)	(0.50%)	(0.70%)	0.73%
	Realized (gains) losses on termination of interest rate swaps	(4.41%)	0.00%	0.00%	1.71%	(1.75%)
	Unrealized (gains) / losses on interest rate swaps	11.65%	7.32%	(10.36%)	(39.57%)	36.03%
	Realized and unrealized (gains) / losses on investments and trading assets	0.98%	2.36%	(1.04%)	1.58%	(7.32%)
	Bargain purchase gain	0.00%	0.00%	0.00%	0.00%	(2.34%)
	Other(1)	(0.18%)	(0.17%)	0.01%	0.06%	1.35%
	Current quarter GAAP return (loss) on average equity	20.58%	10.98%	0.46%	13.97%	57.23%
Core Return on Average Equity (excluding PAA)*	Prior quarter core return on average equity (excluding PAA) *	10.57%	10.54%	10.66%	10.13%	10.09%
	Quarter-over-quarter changes in contribution:					
	Coupon income	1.04%	0.24%	(0.14%)	0.68%	(0.46%)
	Net amortization of premiums (excluding PAA)	0.02%	0.24%	0.26%	0.93%	(0.08%)
	Economic interest expense and other swaps expense	(0.38%)	(0.58%)	(0.50%)	(0.70%)	0.73%
	TBA dollar roll income	(0.35%)	0.25%	0.35%	(0.84%)	0.16%
	Other(2)	(0.23%)	(0.12%)	(0.09%)	0.46%	(0.31%)
	Current quarter core return on average equity (excluding PAA) *	10.67%	10.57%	10.54%	10.66%	10.13%

* Represents a non-GAAP financial measure.

(1) Includes other income (loss), general and administrative expenses and income taxes.

(2) Includes other income (loss), MSR amortization (a component of Net unrealized gains (losses) on financial instruments measured at fair value through earnings), general and administrative expenses (excluding corporate acquisition related expenses) and income taxes.

11

Residential Investments and TBA Derivative Overview as of December 31, 2017

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Weighted Avg. Years to Maturity	Current Face Value	% (2)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years (1)	$5,839,741	7.4%	3.16%	103.6%	102.4%	9.4%	$5,978,659
20 years	4,511,349	5.7%	3.48%	104.6%	103.8%	11.5%	4,683,090
>=30 years	68,683,998	86.9%	3.81%	106.0%	104.6%	8.4%	71,855,346
Total/Weighted Avg.	$79,035,088	100.0%	3.74%	105.7%	104.4%	8.6%	$82,517,095

TBA Purchase Contracts					
Type	Notional Value	% (3)	Weighted Avg. Coupon	Implied Cost Basis	Implied Market Value
15-year	$3,045,000	19.5%	2.95%	$3,096,724	$3,095,845
30-year	12,533,000	80.5%	3.80%	13,030,298	13,038,468
Total/Weighted Avg.	$15,578,000	100.0%	3.64%	$16,127,022	$16,134,313

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% (2)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$5,109,554	75.5%	2.92%	104.3%	103.2%	23.5%	$5,275,051
25 - 40 months	666,431	9.9%	2.67%	103.6%	101.4%	15.9%	675,615
41 - 60 months	73,634	1.1%	3.14%	103.5%	101.9%	13.8%	75,021
61 - 90 months	572,608	8.5%	3.03%	103.5%	101.5%	14.7%	581,038
>90 months	338,764	5.0%	2.96%	102.4%	101.0%	16.1%	342,181
Total/Weighted Avg.	$6,760,991	100.0%	2.91%	104.1%	102.8%	21.5%	$6,948,906

(1) Includes Agency-backed multifamily securities with an estimated fair value of $493.7 million.
(2) Weighted by current face value.
(3) Weighted by notional value.

12

Residential Investments & TBA Derivative Overview as of December 31, 2017 (cont'd)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% [(1)]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$2,889,987	42.5%	3.34%	14.1%	12.0%	8.8%	$347,421
Inverse Interest-only	3,914,728	57.5%	4.60%	23.5%	18.9%	11.7%	738,341
Total/Weighted Avg.	$6,804,715	100.0%	4.06%	19.5%	16.0%	10.5%	$1,085,762

Mortgage Servicing Rights					
Type	Unpaid Principal Balance	Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)	Estimated Fair Value
Total/Weighted Avg.	$49,046,009	3.82%	0.24%	21.3	$580,860

Residential Credit Portfolio						
Sector	Current Face / Notional Value	% [(2)]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Credit Risk Transfer	$593,027	20.5%	5.40%	103.7%	109.9%	$651,764
Alt-A	204,213	5.8%	4.42%	83.6%	90.0%	183,886
Prime	197,756	6.1%	4.70%	88.0%	97.5%	192,760
Subprime	554,470	16.8%	2.52%	86.2%	96.3%	533,880
NPL/RPL	42,585	1.4%	4.22%	99.8%	100.9%	42,988
Prime Jumbo	130,025	4.0%	3.59%	97.4%	97.4%	126,622
Prime Jumbo Interest-only	989,052	0.5%	0.46%	1.5%	1.7%	17,158
Residential Mortgage Loans	1,419,807	45.1%	4.25%	101.5%	101.3%	1,438,322
Total/Weighted Avg.	$4,130,935	100.0%	3.29%			$3,187,380

(1) Weighted by current notional value.
(2) Weighted by estimated fair value.

13

Residential Credit Investments Detail as of December 31, 2017 (1)

Unaudited, dollars in thousands

Product	Total	Payment Structure: Senior	Payment Structure: Subordinate	Investment Characteristics: Market Value	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Agency Credit Risk Transfer	$616,886	$-	$616,886	$616,886	5.29%	1.23%	0.28%	10.36%
Private Label Credit Risk Transfer	34,878	-	34,878	34,878	7.43%	5.77%	2.66%	8.01%
Alt-A	183,886	114,456	69,430	183,886	4.42%	10.07%	11.15%	9.94%
Prime	192,760	27,056	165,704	192,760	4.70%	1.20%	10.47%	14.73%
Subprime	533,880	245,006	288,874	533,880	2.52%	14.68%	20.57%	5.92%
Re-Performing Loan Securitizations	33,264	33,264	-	33,264	4.09%	42.36%	33.77%	5.72%
Non-Performing Loan Securitizations	9,724	6,290	3,434	9,724	4.65%	63.13%	72.25%	3.14%
Prime Jumbo (>=2010 Vintage)	126,622	101,374	25,248	126,622	3.59%	14.30%	0.08%	15.62%
Prime Jumbo (>=2010 Vintage) Interest-only	17,158	17,158	-	17,158	0.46%	0.00%	0.04%	14.39%
Total	**$1,749,058**	**$544,604**	**$1,204,454**	**$1,749,058**	**2.78%**	**5.60%**	**6.59%**	**11.35%**

Product	Total	Bond Coupon: ARM	Bond Coupon: Fixed	Bond Coupon: Floater	Bond Coupon: Interest Only
Agency Credit Risk Transfer	$616,886	$-	$-	$616,886	$-
Private Label Credit Risk Transfer	34,878	-	-	34,878	-
Alt-A	183,886	51,314	106,594	25,978	-
Prime	192,760	90,679	102,081	-	-
Subprime	533,880	-	94,898	438,982	-
Re-Performing Loan Securitizations	33,264	-	33,264	-	-
Non-Performing Loan Securitizations	9,724	-	9,724	-	-
Prime Jumbo (>=2010 Vintage)	126,622	-	126,622	-	-
Prime Jumbo (>=2010 Vintage) Interest-only	17,158	-	-	-	17,158
Total	**$1,749,058**	**$141,993**	**$473,183**	**$1,116,724**	**$17,158**

(1) Excludes residential mortgage loans.

14

Commercial Real Estate Overview as of December 31, 2017

Unaudited, dollars in thousands

Mortgage Debt & Preferred Equity Investments	GAAP: Number of Investments	GAAP: Book Values (1)	GAAP: % of Portfolio	GAAP: Weighted Avg LTV (2) (3)	GAAP: Weighted Avg Life (years) (4)	Non-GAAP: Economic Interest(5)	Non-GAAP: Levered Return(6)
Financeable First Mortgages	14	$625,900	13.6%	70.7%	3.60	$269,503	8.7%
Mezzanine Loan Investments	22	394,442	8.6%	70.8%	3.09	365,726	9.6%
Preferred Equity Investments	1	8,985	0.2%	95.6%	0.92	8,985	11.2%
Commercial Real Estate Debt and Preferred Equity, Held for Investment	**37**	**$1,029,327**	**22.4%**	**70.9%**	**3.38**	**$644,214**	**9.2%**
Securitized Whole Loans	56	$2,826,357	61.4%	68.3%	5.31	$205,405	10.1%
AAA CMBS	8	204,045	4.4%	29.9%	1.67	26,971	13.5%
Credit CMBS	7	58,706	1.3%	65.2%	8.29	34,206	9.7%
Total Commercial Real Estate Debt Investments	**71**	**$3,089,108**	**67.1%**	**65.7%**	**5.12**	**$266,582**	**10.4%**
Total Debt Portfolio	**108**	**$4,118,435**	**89.5%**	**67.0%**	**4.68**	**$910,796**	**9.6%**

Equity Investments	Number of Properties	Book Value	% of Portfolio	Economic Interest(5)	Levered Return(7)
Real Estate Held for Investment	26	$393,051	8.5%	$150,831	10.1%
Investment in Unconsolidated Joint Ventures(7)	27	92,902	2.0%	117,931	9.6%
Total Equity Investments	**53**	**$485,953**	**10.5%**	**$268,762**	**9.9%**
Total	**161**	**$ 4,604,388**	**100.0%**	**$1,179,558**	**9.6%**

Derivatives	Net Notional	Range of Ratings	Implied Market Value	Weighted Average Coupon
CMBX (9)	$125,000	BBB- to AA	$120,493	1.94%

(1) Commercial real estate debt and preferred equity, held for investment book values are net of unamortized net origination fees.
(2) Total weighted based on carry value.
(3) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date or at the time of underwriting.
(4) Maturity dates assume all of the borrowers' extension options are exercised for the commercial real estate debt and preferred equity, held for investment portfolio.
(5) Economic Interest is a non-GAAP measure to include gross asset values less related financings. Equity investments is adjusted to exclude depreciation and amortization.
(6) Levered Return represents the current coupon plus accretion and amortization of origination fees and premium/discount and funding costs over investment economic interest.
(7) Equity levered returns are calculated based on trailing twelve months cash-on-cash returns, updated on a one month lag.
(8) Includes investment in unconsolidated debt fund of $17.8 million and investment in Community Investment Impact Fund of $20.1 million.
(9) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on trading assets.

15

Middle Market Lending Overview as of December 31, 2017

Unaudited, dollars in thousands

Industry Dispersion			
Industry	Fixed Rate	Floating Rate	Total
Aircraft and Parts	$ -	$ 34,814	$ 34,814
Coating, Engraving and Allied Services	-	64,034	64,034
Computer Programming, Data Processing & Other Computer Related Services	-	192,946	192,946
Drugs	-	38,708	38,708
Electronic Components & Accessories	-	23,916	23,916
Groceries and Related Products	-	14,794	14,794
Grocery Stores	-	23,531	23,531
Home Health Care Services	-	23,779	23,779
Insurance Agents, Brokers and Services	-	28,872	28,872
Management and Public Relations Services	-	94,871	94,871
Medical and Dental Laboratories	-	26,956	26,956
Miscellaneous Business Services	-	19,723	19,723
Miscellaneous Equipment Rental and Leasing	-	49,129	49,129
Miscellaneous Health and Allied Services, not elsewhere classified	-	25,963	25,963
Miscellaneous Nonmetallic Minerals, except Fuels	-	25,992	25,992
Miscellaneous Plastic Products	-	9,879	9,879
Motor Vehicles and Motor Vehicle Parts and Supplies	-	12,212	12,212
Offices and Clinics of Doctors of Medicine	-	76,678	76,678
Offices and Clinics of Other Health Practitioners	-	18,979	18,979
Public Warehousing and Storage	-	48,890	48,890
Research, Development and Testing Services	-	33,155	33,155
Schools and Educational Services, not elsewhere classified	-	20,625	20,625
Services Allied with the Exchange of Securities	-	13,960	13,960
Surgical, Medical, and Dental Instruments and Supplies	-	29,687	29,687
Telephone Communications	-	59,182	59,182
Total	$ -	$ 1,011,275	$ 1,011,275

Size Dispersion		
Position Size	Amount	Percentage
$0 - $20 million	$ 341,795	33.8%
$20 - $40 million	262,697	26.0%
$40 - $60 million	174,416	17.2%
Greater than $60 million	232,367	23.0%
Total	$ 1,011,275	100.0%

Tenor Dispersion		
Remaining Term	Amount	Percentage
One year or less	$ -	0.0%
One to three years	22,812	2.3%
Three to five years	299,426	29.6%
Greater than five years	689,037	68.1%
Total	$ 1,011,275	100.0%

Lien Position	Amount	Percentage
First lien loans	$ 582,724	57.6%
Second lien loans	428,551	42.4%
Total	$ 1,011,275	100.0%

16

Hedging and Liabilities as of December 31, 2017

Unaudited, dollars in thousands

Interest Rate Swaps				
Maturity	Current Notional[(1)]	Weighted Avg. Pay Rate[(2)]	Weighted Avg. Receive Rate[(2)]	Weighted Avg. Years to Maturity[(2)]
0 to 3 years	$6,532,000	1.56%	1.62%	2.08
>3 to 6 years	14,791,800	2.12%	1.57%	4.51
> 6 to 10 years	10,179,000	2.35%	1.58%	8.04
Greater than 10 years	3,826,400	3.65%	1.51%	18.47
Total / Weighted Avg.	**$35,329,200**	**2.22%**	**1.58%**	**6.72**

Futures Positions			
Type	Notional Long Positions	Notional Short Positions	Weighted Avg. Years to Maturity[(3)]
2-year Swap Equivalent Eurodollar Contracts	-	(17,161,000)	2.00
U.S. Treasury Futures - 5 year	-	(4,217,400)	4.41
U.S. Treasury Futures - 10 year & Greater	-	(4,914,500)	7.01
Total	**-**	**($26,292,900)**	**3.32**

Interest Rate Swaptions					
Type	Current Underlying Notional	Weighted Avg. Underlying Pay Rate	Weighted Avg. Underlying Receive Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long	$6,000,000	2.62%	3M LIBOR	9.97	4.49

Repurchase Agreements & Other Secured Financing		
Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$33,956,552	1.69%
30 to 59 days	10,828,777	1.44%
60 to 89 days	13,855,787	1.59%
90 to 119 days	10,128,006	1.39%
Over 120 days[(4)]	12,764,749	1.73%
Total / Weighted Avg.	**$81,533,871**	**1.61%**

	Principal Balance	Weighted Average Rate At Period End	Weighted Average Rate For the Quarter	Days to Maturity[(5)]
Repurchase agreements	$77,696,343	1.61%	1.41%	58
Other secured financing	3,837,528	1.66%	1.78%	1,114
Securitized debt of consolidated VIEs	2,911,628	2.18%	2.10%	2,574
Mortgages payable	312,500	4.24%	4.34%	2,588
Total indebtedness	**$84,757,999**			

(1) Includes forward-starting interest rate swaps.
(2) Excludes forward-starting interest rate swaps.
(3) Weighted average years to maturity for futures positions are based on the U.S. Treasury contracts cheapest to deliver.
(4) Approximately 5% of the total repurchase agreements and other secured financing have a remaining maturity over one year.
(5) Determined based on estimated weighted-average lives of the underlying debt instruments.

17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of December 31, 2017 and September 30, 2017
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity (1)

	As of December 31, 2017		As of September 30, 2017	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)
(75)	0.3%	2.1%	0.4%	2.8%
(50)	0.4%	2.6%	0.4%	2.9%
(25)	0.3%	1.9%	0.3%	2.1%
25	(0.4%)	(2.6%)	(0.4%)	(3.1%)
50	(0.8%)	(5.8%)	(1.0%)	(6.9%)
75	(1.4%)	(9.7%)	(1.6%)	(11.4%)

MBS Spread Sensitivity (1)

	As of December 31, 2017		As of September 30, 2017	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)
(25)	1.6%	11.2%	1.6%	11.7%
(15)	0.9%	6.7%	1.0%	7.0%
(5)	0.3%	2.3%	0.3%	2.3%
5	(0.3%)	(2.1%)	(0.3%)	(2.3%)
15	(0.9%)	(6.5%)	(1.0%)	(6.9%)
25	(1.5%)	(10.8%)	(1.6%)	(11.4%)

(1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with inputs from our internal investment professionals. Actual results could differ materially from these estimates.

(2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments.

(3) Net asset value ("NAV") represents book value of common equity.

18

Appendix

20 Endnotes for Page 2 * Represents a non-GAAP financial measure. Core earnings (excluding PAA) per average share, core earnings per average common share, annualized core return on average equity (excluding PAA), net interest margin (excluding PAA), average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA) and operating expenses to core earnings (excluding PAA) represent non-GAAP measures. This presentation also includes additional non- GAAP measures, including interest income (excluding PAA), economic interest expense, economic net interest income (excluding PAA), core earnings (excluding PAA), core earnings (excluding PAA) available to common shareholders, core earnings, core earnings available to common shareholders and core earnings per average common share. See the section titled “Non-GAAP Reconciliations” in the Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. A reconciliation of GAAP net income (loss) to non-GAAP core earnings and non-GAAP core earnings (excluding PAA) is provided on page 8 of this financial summary. 1. Net of dividends on preferred stock, including cumulative and undeclared dividends on the Company’s Series F Preferred stock of $8.3 million for the quarter ended September 30, 2017. 2. Core earnings and core earnings per average common share are non-GAAP measures defined as net income (loss) excluding gains or losses on disposals of investments and termination of interest rate swaps, unrealized gains or losses on interest rate swaps and investments measured at fair value through earnings, net gains (losses) on trading assets, impairment losses, net income (loss) attributable to noncontrolling interest, corporate acquisition related expenses and certain other non-recurring gains or losses, and inclusive of TBA dollar roll income (a component of Net gains (losses) on trading assets) and realized amortization of MSRs. Core earnings (excluding PAA) excludes the PAA representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities. 3. Computed as the sum of repurchase agreements, other secured financing, securitized debt, participation sold and mortgages payable divided by total equity. Securitized debt, participation sold and mortgages payable are non-recourse to the Company. 4. Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing. Securitized debt, participation sold and mortgages payable are non-recourse to the Company and are excluded from this measure. 5. Computed as the ratio of total equity to total assets (inclusive of total market value of TBA derivatives and exclusive of Securitized debt of consolidated VIEs). 6. Comprised of non-Agency MBS, credit risk transfer securities and residential mortgage loans (includes securitized residential mortgage loans of consolidated VIEs). 7. Includes consolidated VIEs. 8. Represents the sum of the Company’s annualized economic net interest income (inclusive of interest expense on interest rate swaps used to hedge cost of funds) plus TBA dollar roll income (less interest expense on swaps used to hedge TBA dollar roll transactions) divided by the sum of its average interest- earning assets plus average outstanding TBA derivative balances. Net interest margin (excluding PAA) is calculated using annualized economic net interest income (excluding PAA). 9. Represents annualized interest income divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period. Annualized yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA).

Non-GAAP Reconciliations

Unaudited, dollars in thousands

- To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company's results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as core earnings, or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company's period-over-period operating performance and business trends, as well as for assessing the Company's performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided below. A reconciliation of GAAP net income (loss) to non-GAAP core earnings for the quarters ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, is provided on page 8 of this financial summary.

	For the quarters ended,				
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Premium Amortization Reconciliation					
Premium amortization expense	$203,951	$220,636	$251,084	$203,634	($19,812)
Less:					
PAA cost (benefit)	11,367	39,899	72,700	17,870	(238,941)
Premium amortization expense (excluding PAA)	$192,584	$180,737	$178,384	$185,764	$219,129
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$745,423	$622,550	$537,426	$587,727	$807,022
PAA cost (benefit)	11,367	39,899	72,700	17,870	(238,941)
Interest Income (excluding PAA) *	$756,790	$662,449	$610,126	$605,597	$568,081
Economic Interest Expense Reconciliation					
GAAP interest expense	$318,711	$268,937	$222,281	$198,425	$183,396
Add:					
Interest expense on interest rate swaps used to hedge cost of funds	73,957	78,564	84,252	88,966	92,841
Economic interest expense *	$392,668	$347,501	$306,533	$287,391	$276,237
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$756,790	$662,449	$610,126	$605,597	$568,081
Less:					
Economic interest expense *	392,668	347,501	306,533	287,391	276,237
Economic net interest Income (excluding PAA) *	$364,122	$314,948	$303,593	$318,206	$291,844
Economic Metrics (excluding PAA)					
Interest income (excluding PAA) *	$756,790	$662,449	$610,126	$605,597	$568,081
Average interest earning assets	$100,247,589	$89,253,094	$83,427,268	$85,664,151	$84,799,222
Average yield on interest earning assets (excluding PAA) *	3.02%	2.97%	2.93%	2.83%	2.68%
Economic interest expense *	$392,668	$347,501	$306,533	$287,391	$276,237
Average interest bearing liabilities	$85,992,215	$76,382,315	$70,486,779	$72,422,968	$72,032,600
Average cost of interest bearing liabilities	1.83%	1.82%	1.74%	1.59%	1.53%
Net interest spread (excluding PAA) *	1.19%	1.15%	1.19%	1.24%	1.15%
Net interest margin (excluding PAA) *	1.51%	1.47%	1.53%	1.55%	1.53%

* Represents a non-GAAP financial measure.

21